INDEBTEDNESS	12 Months Ended
Jul. 22, 2013
Debt Disclosure [Abstract]
INDEBTEDNESS

3. INDEBTEDNESS

Total borrowings consist of the following obligations:

(In millions)	2012	2011
Term Loan A, due October 9, 2017	$550.0	$—
Term Loan B, due October 9, 2019	325.0	—
Senior notes, 6.125% interest, due October 15, 2020	375.0	—
Notes payable	—	0.5

Total debt obligations	1,250.0	0.5

Less: current maturities	(30.7)	(0.5)

Total long-term debt	$1,219.3	$—

In 2009, the Company entered into a $1.6 million note payable in connection with the Cushe® acquisition. The note was payable over three years at a fixed interest rate of 4.5%. The Company paid the remaining balance on this note during fiscal 2012.

On July 31, 2012, the Company entered into a new credit agreement (the “New Credit Agreement”) with a bank syndicate. The New Credit Agreement provided the Company with a $1.1 billion secured credit facility consisting of a Term Loan A Facility in an aggregate amount of up to $550.0 million (the “Term Loan A Facility”), a Term Loan B Facility in an aggregate amount up to $350.0 million (the “Term Loan B Facility”) and a Revolving Credit Facility in an aggregate amount of up to $200.0 million (the “Revolving Facility”). The New Credit Agreement also provides the Company with the option to increase the aggregate principal amount of all facilities by up to an additional amount such that the total amount of all of the facilities does not exceed $1.3 billion As of December 29, 2012, the only usage against the Revolving Facility was related to outstanding standby letters of credit totaling approximately $1.9 million.

As required by the New Credit Agreement, the Company also entered into an interest rate swap with a notional amount of $462.2 million that reduces the Company’s exposure to fluctuations in interest rates on its variable rate debt. This derivative instrument was designated as a cash flow hedge of the debt.

The Term Loan A Facility and the Revolving Credit Facility each have a term of five years and the Term Loan B Facility has a term of seven years. The initial interest rates applicable to amounts outstanding under the Term Loan A Facility and to U.S. dollar denominated amounts outstanding under the Revolving Credit Facility will be, at the Company’s option, either (1) the alternate base rate as defined in the New Credit Agreement plus an applicable margin of 1.25%, or (2) the Eurocurrency Rate as defined in the New Credit Agreement plus an applicable margin of 2.25%. The interest rate applicable to amounts outstanding under the Term Loan B Facility will be, at the Company’s option, either (1) the alternate base rate plus an applicable margin of 2.00%, or (2) the Eurocurrency Rate plus an applicable margin of 3.00%. For fiscal 2012, the weighted average interest rates for Term Loan A and Term Loan B were 2.5% and 4.0%, respectively.

The Revolving Credit Facility includes a $100.0 million foreign currency subfacility under which borrowings may be made, subject to certain conditions, in Canadian dollars, pounds sterling, euros, Hong Kong dollars, Swedish kronor, Swiss francs and such additional currencies determined in accordance with the New Credit Agreement. The Revolving Credit Facility also includes a $35.0 million swingline subfacility and a $50.0 million letter of credit subfacility.

The obligations of the Company pursuant to the New Credit Agreement will be guaranteed by substantially all of the Company’s material domestic subsidiaries and secured by substantially all of the personal and real property of the Company and its material domestic subsidiaries, subject to certain exceptions.

The New Credit Agreement also contains certain affirmative and negative covenants, including covenants that limit the ability of the Company and its Restricted Subsidiaries (as defined in the New Credit Agreement) to, among other things: incur or guarantee indebtedness; incur liens; pay dividends or repurchase stock; enter into transactions with affiliates; consummate asset sales, acquisitions or mergers; prepay certain other indebtedness; or make investments, as well as covenants restricting the activities of certain foreign subsidiaries of the Company that hold intellectual property related assets. Further, the New Credit Agreement requires compliance with the following financial covenants: a maximum Consolidated Leverage Ratio (as defined in the New Credit Agreement); a maximum Consolidated Secured Leverage Ratio; and a minimum Consolidated Interest Coverage Ratio (in each case, as defined in the New Credit Agreement). As of December 29, 2012 the Company was in compliance with all such restrictions and financial covenants.

On October 9, 2012, the Company also issued a total of $375.0 million in senior notes in a private placement offering. The notes bear interest at 6.125% and are due in 2020 (the “Notes”). Related interest payments are due semi-annually. The Notes are guaranteed by certain of the Company’s domestic subsidiaries.

The Company incurred debt issuance costs of approximately $40.1 million to obtain financing, including underwriter, banker, legal and accounting fees that are capitalized and amortized to interest expense over the terms of the related borrowings. The Company amortized approximately $1.8 million of deferred financing costs to interest expense during fiscal 2012.

The Company used the net proceeds from the Notes, together with the borrowings under the Term Loan Facilities and cash on hand, to finance the acquisition of PLG, repay any amounts outstanding under, and terminate its existing Revolving Credit Facility and to provide for the working capital needs of the Company, including the payment of transaction expenses in connection with the acquisition.

Cash flow from operations, along with borrowings under the Revolving Credit Facility, if any, are expected to be sufficient to meet working capital needs for the foreseeable future. Any excess cash flows from operating activities are expected to be used to purchase property, plant and equipment, reduce debt, fund internal and external growth initiatives, pay dividends or repurchase the Company’s common stock.

Annual maturities of long-term debt for the five fiscal years subsequent to December 29, 2012, are as follows:

(In millions)	2013	2014	2015	2016	2017	Thereafter
Annual maturities of long-term debt	$30.7	$59.1	$61.7	$82.3	$332.4	$683.8

The above maturities exclude the recorded fair value of the Company’s interest rate swap arrangement, which was recorded at fair value of $1.5 million within other liabilities as of December 29, 2012. Additional information regarding the interest rate swap is provided in Note 1 of the consolidated financial statements.